Morgan Stanley All Star Growth Fund
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002

Security   Date     Price    Shares  % of    Total       Purcha  Broker
           of       Of       Purcha  Assets  Issued      sed
           Purcha   Shares   sed                         By
           se                                            Fund

Trimeris,  09/26/   $45.25   3,650   0.874%  $108,600,0  0.152%  Goldman,
Inc.       02                                00                  Sachs;
                                                                 Lehman
                                                                 Bros; Banc
                                                                 of America
                                                                 Secs; Bear,
                                                                 Stearns &
                                                                 Co.; Punk,
                                                                 Ziegel &
                                                                 Co; CBC
                                                                 Capital
                                                                 Mkts

Chicago    12/05/   $35.00   800     0.103%  $166,287,4  0.017%  UBS
Mercantile 02                                50                  Warburg;
Exchange                                                         Salomon
                                                                 Smith
                                                                 Barney; JP
                                                                 Morgan
                                                                 Secs;
                                                                 William
                                                                 Blair;
                                                                 Cazenove
                                                                 Inc;
                                                                 Chatsworth
                                                                 Secs; CMG
                                                                 Institution
                                                                 al Trading;
                                                                 E*Trade
                                                                 Secs;
                                                                 Melvin
                                                                 Secs; The
                                                                 Williams
                                                                 Capital Grp

Safeco.    11/14/   $33.00   3,900   0.449%  $300,300,0  0.043%  Goldman
Corp.      02                                00                  Sachs;
                                                                 Lehman
                                                                 Bros;
                                                                 Credit
                                                                 Suisse
                                                                 First
                                                                 Boston

WellChoice 11/07/   $25.00   1,600   0.141%  $417,369,5  0.020%  Credit
Inc.       02                                75                  Suisse
                                                                 First
                                                                 Boston; UBS
                                                                 Warburg;
                                                                 Bear,
                                                                 Stearns;
                                                                 Goldman,
                                                                 Sachs;
                                                                 JPMorgan;
                                                                 Salomon
                                                                 Smith
                                                                 Barney;
                                                                 Blaylock &
                                                                 Partners;
                                                                 The
                                                                 Williams
                                                                 Capital
                                                                 Group

AMN        11/12/   $17.00   1,200   0.030%  $170,000,0  0.012%  Banc of
Healthcare 01                                00                  Americs
                                                                 Secs; UBS
                                                                 Warburg; JP
                                                                 Morgan
                                                                 Secs; Bear
                                                                 Stearns &
                                                                 Co.; Credit
                                                                 Suisse
                                                                 First
                                                                 Boston
                                                                 Corp;
                                                                 Deutsche
                                                                 Banc Alex
                                                                 Brown Inc;
                                                                 Lehman
                                                                 Bros;
                                                                 Merrill
                                                                 Lynch
                                                                 Pierce
                                                                 Fenner &
                                                                 Smith;
                                                                 Salomon
                                                                 Smith
                                                                 Barney;
                                                                 U.S.
                                                                 Bancorp
                                                                 Piper
                                                                 Jaffray;
                                                                 Advest,
                                                                 Inc.;
                                                                 Robert W.
                                                                 Baird & Co;
                                                                 William
                                                                 Blair &
                                                                 Company;
                                                                 Buckingham
                                                                 Research
                                                                 Grp; First
                                                                 Southwest
                                                                 Company;
                                                                 Gerard
                                                                 Klauer
                                                                 Mattison &
                                                                 Co;
                                                                 Jefferies &
                                                                 Company;
                                                                 Legg Mason
                                                                 Wood
                                                                 Walker;
                                                                 Morgan
                                                                 Keegan &
                                                                 Company;
                                                                 Raymond
                                                                 James &
                                                                 Assocs;
                                                                 SunTrust
                                                                 Robinson
                                                                 Humphrey;
                                                                 Wells Fargo
                                                                 Van Kasper

AMN        11/13/   $17.00   2,100   0.0391  $170,000,0  0.021%  Banc of
Healthcare 01                        %       00                  Americs
                                                                 Secs; UBS
                                                                 Warburg; JP
                                                                 Morgan
                                                                 Secs; Bear
                                                                 Stearns &
                                                                 Co.; Credit
                                                                 Suisse
                                                                 First
                                                                 Boston
                                                                 Corp;
                                                                 Deutsche
                                                                 Banc Alex
                                                                 Brown Inc;
                                                                 Lehman
                                                                 Bros;
                                                                 Merrill
                                                                 Lynch
                                                                 Pierce
                                                                 Fenner &
                                                                 Smith;
                                                                 Salomon
                                                                 Smith
                                                                 Barney;
                                                                 U.S.
                                                                 Bancorp
                                                                 Piper
                                                                 Jaffray;
                                                                 Advest,
                                                                 Inc.;
                                                                 Robert W.
                                                                 Baird & Co;
                                                                 William
                                                                 Blair &
                                                                 Company;
                                                                 Buckingham
                                                                 Research
                                                                 Grp; First
                                                                 Southwest
                                                                 Company;
                                                                 Gerard
                                                                 Klauer
                                                                 Mattison &
                                                                 Co;
                                                                 Jefferies &
                                                                 Company;
                                                                 Legg Mason
                                                                 Wood
                                                                 Walker;
                                                                 Morgan
                                                                 Keegan &
                                                                 Company;
                                                                 Raymond
                                                                 James &
                                                                 Assocs;
                                                                 SunTrust
                                                                 Robinson
                                                                 Humphrey;
                                                                 Wells Fargo
                                                                 Van Kasper

Odyssey RE 06/13/   $18.00   5,100   0.070%  $308,571,4  0.030%  Banc of
Holdings/O 01                                26                  America
RH                                                               Secs;CIBC
                                                                 World Mkts;
                                                                 Bear
                                                                 Stearns; JP
                                                                 Morgan
                                                                 Secs; UBS
                                                                 Warburg;
                                                                 BMO Nesbitt
                                                                 Burns;
                                                                 Cochran,
                                                                 Caronia *
                                                                 Co; Ferris,
                                                                 Baker,
                                                                 Watts; Fox-
                                                                 Pitt,
                                                                 Kelton;
                                                                 Janney
                                                                 Montgomery
                                                                 Scott;
                                                                 Keefe,
                                                                 Bruyette &
                                                                 Woods; Legg
                                                                 Mason Wood
                                                                 Walker; RBC
                                                                 Dominion
                                                                 Secs;
                                                                 Scotia
                                                                 Capital
                                                                 (USA)